Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2000


                                 WORLDS.COM INC.
             (Exact name of registrant as specified in its charter)


             New Jersey                                     000-24115
(State or other jurisdiction of incorporation)        (Commission File No.)

                                 15 Union Wharf
                           Boston, Massachusetts 02109
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (617) 725-8900





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Item 4. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

          (i) On April 27, 2000, Worlds.com Inc. ("Registrant"), dismissed BDO Seidman, LLP as its independent accountants.

          (ii) The reports of BDO Seidman, LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion.

          (iii) The change of independent accountants was ratified by the Board of Directors of the Company on May 4, 2000.

          (iv) In connection with its audits for the two most recent fiscal years and through March 31, 2000, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

          (v) During the two most recent fiscal years and through March 31, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 4, 2000, is filed as
Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant engaged Grant Thornton LLP as its new independent accountants as of April 27, 2000. During the two most recent fiscal years and through April 27, 2000 the Registrant has not consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

          16.1 Letter from BDO Seidman, LLP dated May 4, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORLDS.COM INC.



                                               /s/ Thomas Kidrin
                                            -----------------------------------
                                            Name:    Thomas Kidrin
                                            Title:   Chief Executive Officer

Date: May 2, 2000